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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              FEBRUARY 17, 1999
                                                              -----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

          (AS SERVICER ON BEHALF OF FIRST USA CREDIT CARD MASTER TRUST)


     LAWS OF THE UNITED STATES               333-24227                   76-0039224
     -------------------------               ---------                   ----------
  (State or other jurisdiction of     (Commission File Number)   (IRS Employer Identification
   incorporation or organization)                                          Number)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                            19801
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(Address of principal executive offices)                              (Zip Code)


                                 302/594-4117
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              Registrant's telephone number, including area code


                                       N/A
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   (Former name, former address and former fiscal year, if changed since last report)





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INFORMATION TO BE INCLUDED IN THE REPORT

Items 1-4.     Not Applicable

Item 5.        Other Events

On February 17, 1999, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $500,000,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 1999-2 and $45,180,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 1999-2, each of the First USA Credit Card Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.        Not Applicable.

Item 7.        Financial Statements and Exhibits

The following exhibit is filed as part of this report:

Exhibit 99.01 Series Term Sheet dated February 17, 1999, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates and the Class B Floating Rate Asset Backed Certificates of the First USA Credit Card Master Trust, Series 1999-2.


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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRST USA BANK, NATIONAL ASSOCIATION
                                            As Servicer



                                            By: /s/ Tracie H. Klein
                                               -------------------------------
                                            Name:    Tracie H. Klein
                                            Title:   Vice President





Date:  February 17, 1999
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                                  EXHIBIT INDEX

Exhibit No.                       Description                        Page No.
-----------                       -----------                        --------

     99.01    Series 1999-2 Term Sheet Dated February 17, 1999           5